Exhibit 99.1

News Release

Ashland provides update on fiscal 2023 first-quarter earnings and maintains its financial outlook for fiscal year 2023; sets date for fiscal 2023 first-quarter earnings release

WILMINGTON, Del., January 25, 2023 – Ashland Inc. (NYSE: ASH) today provided an update for preliminary fiscal 2023 first-quarter financial results1 and maintained its outlook for fiscal year 2023 results. Additional information regarding first-quarter fiscal 2023 earnings and full-year outlook will be shared during a conference call webcast with securities analysts on Wednesday, February 1, 2023.

Preliminary fiscal 2023 first-quarter financial results

Ashland’s financial results during the quarter reflect rapidly evolving dynamics in the global markets the company serves, namely:

o
Strong global demand for pharmaceutical ingredients;
o
Resilient margins driven by pricing and mix-improvement actions across segments;
o
Weaker demand for specialty additives and personal care ingredients driven primarily by the impact of COVID-19 on the China re-opening, the general economic slowdown in Europe and significant distributor destocking in China and Europe;
o
Lower operating margins within Specialty Additives driven by planned maintenance shutdowns plus COVID-19 dynamics which resulted in an extended unplanned shutdown at the company's Nanjing, China, facility late in the quarter.

Sales in the quarter were approximately $525 million, up three percent versus the prior-year period. Sales on a constant-currency basis increased by approximately seven percent. Sales grew by double-digits in the company’s Life Sciences segment driven by strong demand for pharmaceutical ingredients. Sales declined in both the Specialty Additives and Personal Care segments driven by the COVID-19 impact in China, general economic weakness in Europe and aggressive inventory destocking by distributors in both China and Europe.

In general, ingredient and additive demand at the company’s major customers remained resilient. Destocking by customers was customer-specific with no underlying patterns in any markets. Price and mix performance remained strong across all businesses.

Ashland expects income from continuing operations during the first fiscal quarter of approximately $42 million, or approximately $0.76 per diluted share. Adjusted earnings from continuing operations excluding intangibles amortization are expected to be approximately $54 million, or $0.97 per diluted share. Net income (including discontinued operations) is expected to be approximately $40 million.

Ashland’s Adjusted EBITDA is expected to be approximately $108 million, up two percent versus prior year. Adjusted EBITDA on a constant-currency basis increased by approximately 15 percent. Adjusted EBITDA growth was driven by strong demand for pharmaceutical ingredients and partially offset by planned facility shutdowns within Specialty Additives. Continued improvements in pricing and mix were also partially offset by weaker Specialty Additives and Personal Care demand in China and Europe.

December winter storm in the U.S.

During December, the winter storm that impacted much of the United States also caused an extended, unplanned shutdown at the company’s facility in Calvert City, Kentucky, along with lesser impacts at several other facilities. Although the extended shutdown did not meaningfully impact sales or margins during the fiscal-first quarter, it will result in incremental repair, maintenance and other manufacturing costs. Ashland expects to realize approximately $15 million of these incremental costs related to the event during the company’s fiscal-second quarter. The company plans to offset a meaningful portion of these incremental costs during the third and fourth fiscal quarters as it reassesses the need for other scheduled maintenance shutdowns.

Fiscal year 2023 outlook

In November 2022, Ashland provided its financial outlook for fiscal year 2023. This outlook highlighted European economic and geopolitical dynamics and the impact of COVID-19 and the China re-opening as major uncertainties in the forecast. Despite these continuing uncertainties, the company remains focused on the business fundamentals within its control.

Based on current expectations and considering external uncertainties, Ashland continues to expect sales in the range of $2.5 billion to $2.7 billion for fiscal year 2023, consistent with prior expectations. In addition, the company continues to expect Adjusted EBITDA to be within the prior outlook range of $600 million to $650 million, with the current forecast models indicating earnings below the mid-point of that range. Although external uncertainties remain high, the company expects improved market-trend visibility by the end of the fiscal-second quarter. By this time, the company expects to have more clarity on any additional inventory destocking dynamics, conditions in Europe and the China re-opening.

"Ashland is executing its plans and priorities, focusing on high-quality resilient markets, strong price and mix management, disciplined operations, accelerating our innovation initiatives and investing in our future,” said Guillermo Novo, chair and chief executive officer, Ashland. “The December quarter results reflect this continued discipline and the reality of rapidly evolving dynamics in an uncertain global marketplace. Operating discipline and agility remain critical success drivers in these uncertain times, especially around pricing and mix management. During the quarter, we experienced several external headwinds impacting our results. COVID-19 had a significant impact on our demand, employees, and operations in China. We are grateful that our team in China has recovered and remains resilient. Strength in pharmaceutical ingredient sales was offset by weaker end-market demand in other businesses. Inventory management actions by distributors, and some customers impacted our demand, especially late in the quarter. As a result, our sales for the quarter in these markets were below our expectations.”

“This is a time for caution. Despite the challenging environment and the unplanned winter storm impact in the U.S., we remain confident about the future,” continued Novo. “Our customers remain resilient. The pricing and mix-improvement actions we have taken position us well to cover current cost inflation and we continue to invest in our future. While the results this quarter did not meet our expectations, we are confident in the path forward. I look forward to discussing our fiscal-first quarter financial results and outlook during our upcoming earnings call and webcast,” concluded Novo.

The information in this release is preliminary, based upon information available at the time of this news release, and actual results may differ.

Conference Call Webcast

Ashland plans to issue its first-quarter earnings release at approximately 5 p.m. ET on Tuesday, January 31, 2023. The company’s live webcast with securities analysts will include an executive summary and detailed remarks. The live webcast will take place at 9 a.m. ET on Wednesday, February 1, 2023. Simultaneously, the company will post a slide presentation in the Investor Relations section of its website at http://investor.ashland.com.

Among those participating in the webcast presentation will be:

o
Guillermo Novo, chair and chief executive officer;
o
Kevin Willis, senior vice president and chief financial officer; and
o
Seth Mrozek, director, investor relations.

To access the call by phone, please go to this registration link and you will be provided with dial in details. To avoid delays, we encourage participants to dial into the conference call fifteen minutes ahead of the scheduled start time.

The webcast and supporting materials will be accessible through the Investor Relations section of Ashland's website at http://investor.ashland.com. Following the live event, an archived version of the webcast and supporting materials will be available on the Ashland website for 12 months.

Use of Non-GAAP Measures

Ashland believes that by removing the impact of depreciation and amortization and excluding certain non-cash charges, amounts spent on interest and taxes and certain other charges that are highly variable from year to year, adjusted EBITDA provides Ashland’s investors with performance measures that reflect the impact to operations from trends in changes in sales, margin and operating expenses, providing a perspective not immediately apparent from net income. The adjustments Ashland makes to derive the non-GAAP measure of adjusted EBITDA exclude items which may cause short-term fluctuations in net income and which Ashland does not consider to be the fundamental attributes or primary drivers of its business. Adjusted EBITDA provides disclosure on the same basis as that used by Ashland’s management to evaluate financial performance on a consolidated and reportable segment basis and provide consistency in our financial reporting, facilitate internal and external comparisons of Ashland’s historical operating performance and its business units, and provide continuity to investors for comparability purposes.

Key items, which are set forth on Table 2 accompanying this release, are defined as financial effects from significant transactions that, either by their nature or amount, have caused short-term fluctuations in net income and/or operating income, which Ashland does not consider to most accurately reflect Ashland’s underlying business performance and trends. Further, Ashland believes that providing supplemental information that excludes the financial effects of these items in the financial results will enhance the investor’s ability to compare financial performance between reporting periods.

Adjusted diluted earnings per share is a performance measure used by Ashland and is defined by Ashland as earnings (loss) from continuing operations, adjusted for identified key items and divided by the number of outstanding diluted shares of common stock. Ashland believes this measure provides investors additional insights into operational performance by providing earnings and diluted earnings per share metrics that exclude the effect of the identified key items and tax specific key items.

Adjusted diluted earnings per share, excluding intangibles amortization expense metric enables Ashland to demonstrate the impact of non-cash intangibles amortization expense on earnings per share, in addition to key items previously mentioned. Ashland’s management believes this presentation is helpful to illustrate how previous acquisitions impact applicable period results.

About Ashland

Ashland Inc. (NYSE: ASH) is a global additives and specialty ingredients company with a conscious and proactive mindset for environment, social and governance (ESG). The company serves customers in a wide range of consumer and industrial markets, including architectural coatings, construction, energy, food and beverage, nutraceuticals, personal care and pharmaceutical. Approximately 3,900 passionate, tenacious solvers thrive on developing practical, innovative and elegant solutions to complex problems for customers in more than 100 countries. Visit ashland.com and ashland.com/ESG to learn more.

Forward-Looking Statements

This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Ashland has identified some of these forward-looking statements with words such as “anticipates,” “believes,” “expects,” “estimates,” “is likely,” “predicts,” “projects,” “forecasts,” “objectives,” “may,” “will,” “should,” “plans” and “intends” and the negative of these words or other comparable terminology. Ashland may from time to time make forward-looking statements in its annual reports, quarterly reports and other filings with the SEC, news releases and other written and oral communications. These forward-looking statements are based on Ashland’s expectations and assumptions, as of the date such statements are made, regarding Ashland’s future operating performance, financial condition and expected effects of the COVID-19 pandemic on Ashland’s business, operating cash flow and liquidity, as well as the economy and other future events or circumstances. These statements include but may not be limited to Ashland’s expectations regarding its ability to drive sales and earnings growth and manage costs.

Ashland’s expectations and assumptions include, without limitation, internal forecasts and analyses of current and future market conditions and trends, management plans and strategies, operating efficiencies and economic conditions (such as prices, supply and demand, cost of raw materials, and the ability to recover raw-material cost increases through price increases), and risks and uncertainties associated with the following: the impact of acquisitions and/or divestitures Ashland has made or may make (including the possibility that Ashland may not realize the anticipated benefits from such transactions); Ashland’s substantial indebtedness (including the possibility that such indebtedness and related restrictive covenants may adversely affect Ashland’s future cash flows, results of operations, financial condition and its ability to repay debt); severe weather, natural disasters, public health crises (including the current COVID-19 pandemic), cyber events and legal proceedings and claims (including product recalls, environmental and asbestos matters); the effects of the COVID-19 pandemic, and the ongoing Ukraine and Russia conflict, on the geographies in which we operate, the end markets we serve and on our supply chain and customers, and without limitation, risks and uncertainties affecting Ashland that are described in Ashland’s most recent Form 10-K (including Item 1A Risk Factors) filed with the SEC, which is available on Ashland’s website at http://investor.ashland.com or on the SEC’s website at http://www.sec.gov. Various risks and uncertainties may cause actual results to differ materially from those stated, projected or implied by any forward-looking statements. The extent and duration of the COVID-19 pandemic on our business and operations is uncertain. Factors that will influence the impact on our business and operations include the duration and extent of the pandemic, the extent of imposed or recommended containment and mitigation measures, and the general economic consequences of the pandemic. Ashland believes its expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. Unless legally required, Ashland undertakes no obligation to update any forward-looking statements made in this news release whether as a result of new information, future events or otherwise.

1 Financial results are preliminary until Ashland’s Form 10-Q is filed with the SEC.

™ Trademark, Ashland or its subsidiaries, registered in various countries.

FOR FURTHER INFORMATION:

Investor Relations:	Media Relations:
Seth A. Mrozek	Carolmarie C. Brown
+1 (302) 594-5010	+1 (302) 995-3158
samrozek@ashland.com	ccbrown@ashland.com

Ashland Inc. and Consolidated Subsidiaries		Table 1
RECONCILIATION OF NON-GAAP DATA - ADJUSTED EBITDA
(In millions - preliminary and unaudited)

		Three months ended
		December 31, 2022
	Adjusted EBITDA - Ashland Inc.	Provisional Mid-point Estimates
	Net income	$40
	Income tax expense	8
	Net interest and other expense (income)	(14)
	Depreciation and amortization	59
	EBITDA	93
	Loss from discontinued operations (net of taxes)	2
	Operating key items (see Table 2) (a)	13
	Adjusted EBITDA	$108

(a)	Operating key items on Table 2 include restructuring costs, asset impairments and environmental reserve adjustments.

Ashland Inc. and Consolidated Subsidiaries		Table 2
RECONCILIATION OF NON-GAAP DATA - ADJUSTED INCOME FROM CONTINUING OPERATIONS AND DILUTED EPS
(In millions except per share data - preliminary and unaudited)
		Three months ended
		December 31, 2022
		Provisional Mid-point Estimates
	Income from continuing operations (as reported)	$42
	Key items, before tax:
	Restructuring costs (a)	1
	Asset impairments (a)	4
	Environmental reserve adjustments (a)	8
	Unrealized gains on securities	(21)
	Key items, before tax	(8)
	Tax effect of key items (b)	2
	Key items, after tax	(6)
	Adjusted income from continuing operations (non-GAAP)	$36
	Amortization expense adjustment (net of tax)	18
	Adjusted income from continuing operations (non-GAAP) excluding intangibles amortization expense	$54

		Three months ended
		December 31, 2022
		Provisional Mid-point Estimates
	Diluted EPS from continuing operations (as reported)	$0.76
	Key items, before tax:
	Restructuring costs (a)	0.02
	Asset impairments (a)	0.07
	Environmental reserve adjustments (a)	0.14
	Unrealized gains on securities	(0.38)
	Key items, before tax	(0.15)
	Tax effect of key items (b)	0.03
	Key items, after tax	(0.12)
	Adjusted diluted EPS from continuing operations (non-GAAP)	$0.64
	Amortization expense adjustment (net of tax)	0.33
	Adjusted diluted EPS from continuing operations (non-GAAP) excluding intangibles amortization expense	$0.97

(a)	Operating key items.
(b)	Represents the tax effect of the key items that are previously identified above.